UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 25, 2004


                                   VOIP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




        Texas                          0-28985                   75-2785941
------------------------         --------------------        -------------------
(State of Incorporation)        (Commission File No.)          (IRS Employer
                                                             Identification No.)



         12330 SW 53rd Street, Suite 712, Ft. Lauderdale, Florida 33330
         --------------------------------------------------------------
          (Address of principal executive offices, including zip code)



                                 (954) 434-2000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

         Registrant filed a Form 8K on June 9, 2004, describing in Items 1 and 2 a material acquisition and resulting change of control. Pursuant to Item 7(a)(4) of Form 8-K, the Management's Decision and Analysis or Plan of Operation, financial statements of the acquired businesses and pro forma financial statements are being filed by amendment hereby. This Amendment should be read in conjunction with the Form 8-K filed on June 9, 2004.

Item 2. Management's Discussion and Analysis of Financial Conditions and Results of Operations

         The following discussion should be read in conjunction with and qualified in its entirety by the financial statements and related notes included elsewhere in this report. This section contains forward-looking statements that involve risks and uncertainties. Our actual results could differ materially from those we anticipate in these forward-looking statements.

OVERVIEW

         VoIP, INC. ("VoIP" or the "Company") was incorporated in Texas in 1998 under the name "Millennia Tea Masters, Inc." In March 2000, VoIP became a reporting company when a Form 10SB filed with the Securities and Exchange Commission became effective. In April, 2004, the Company began trading on the NASD Over-the-Counter Bulletin Board market after satisfying all requirements of the OTCBB. The Company maintains a website at www.voipincorporated.com, and intends to publish all SEC reports on the website.

         On March 1, 2004, the Company announced that it had accepted an unsolicited offer to issue a controlling block of common stock to an investor wishing to contribute his business assets, intellectual property and sales opportunities to a publicly-traded company. On February 27, 2004, the Company issued 12,500,000 shares representing 87.8% of shares outstanding in exchange for $12,500 with the agreement to contribute two companies to engage in a specialty telecommunications business. eGlobalphone, Inc., a Florida corporation, and VoIP Solutions, Inc., a Florida corporation, were contributed to VoIP, Inc. effective April 15, 2004, pursuant to the terms of the Stock Contribution Agreement dated May 25, 2004 and filed with the original Form 8-K amended hereby. Both companies are development-stage start-up companies that commenced operations in February 2004.

RESULTS OF OPERATION OF eGLOBALPHONE, INC.

         Period from  February 20, 2004 (date of  inception)  through  March 31,
2004.

In its initial 40 days of operation, eGlobal had no revenues and concerned itself primarily with organizing activities, including the following:


     o Negotiated connectivity contracts for IP (internet protocol) transit and future peering fabric cross connects at a large international IX (Internet Exchange) site, based in Miami
     o Installed server equipment at the IX, including core Cisco 7200 peering and transit routers, out-of-band and remote management equipment, backup servers, web servers, testbed platforms, TDM (time division multiplexing) interconnect system, voicemail platform, billing and OSS systems

     o Developed preliminary architecture and code for hardware and inventory database
     o Developed preliminary architecture and code for e.164 (phone number) tracking system for scalability across international phone networks
     o Developed in-house extensions to open-source platforms for evaluation and integration in both customer and internal VOIP applications
     o Reviewed, purchased, and began integration with third-party least-cost-routing, billing, and call control platform which works in conjunction with in-house tools and gateway systems
     o Developed basic IT (information technology) infrastructure for corporate support (website, trouble tracking system, etc.)
     o Examined competitive landscape for product placement, marketing, advertising and channel strategies




         The company incurred $64,279 of general and administrative expense during the period, consisting of salaries expenses, legal and professional expenses, lease expenses, utilities expenses, office expenses and other expenses.

LIQUIDITY

         eGlobalphone obtained a $337,000 loan from VoIP, Inc, an affiliate, which it used to purchase equipment ($224,096) and to advance $31,063 to VoIP Solutions, Inc. for the inventory purchase. The company had cash reserves of $75,438 at March 31, 2004. The company will depend upon financing from its parent, VoIP, Inc. for future development.

PLAN OF OPERATIONS

         The Company will market VoIP solutions to residential and business consumers through its eGlobalphone, Inc. subsidiary. eGlobalphone uses any DSL, cable modem, wireless or other broadband Internet connection anywhere in the world to access its network for long-distance telephony. eGlobalphone provides a two line MTA (telephone/PBX adapter) manufactured by iCable System Co. Ltd. Once a call is delivered to eGlobalphone's network and equipment, high quality Tier One carriers are used to terminate calls internationally.

         eGlobalphone is believed to be the only VoIP (voice over internet protocol) company offering 911 emergency access without using another party's database. This proprietary system has been filed for patent protection as the 911-PSTN (public switch telephone network). It utilizes an automated switching service to route the call to the user's local emergency service provider (911 call center) and will also "fail safe" in the event of a power outage or Internet service interruption.

         eGlobalphone markets its products through OEM (original equipment manufacturer) resellers, principally via the Internet but also to a limited number of retailers. We will emphasize sales in the global marketplace, believing that the U.S. market is too saturated with competitors. We will seek marketing partners in each country that is identified as a potential market, in order to provide a local presence. Manuals, interfaces, voice prompts, and operators will be tailored for the primary language of the nationality, and the sales force will operate locally to provide "high-touch" comfort to these localized markets.

         eGlobalphone features in addition to unlimited long distance via the Internet the following features: voicemail, caller ID, call waiting, call transfer, caller ID blocking, call forwarding, three-way conference and three-way calling. Low-priced directory information (411) services, conference call capabilities, "follow-me" calling, and many more features are offered as additional line items or per-call products which contribute to the income stream for this product.





RESULTS OF OPERATION OF VOIP SOLUTIONS, INC.

         Period from  February 20, 2004 (date of  inception)  through  March 31,
2004.

         VoIP Solutions generated minimal revenue of $19,510 in its initial 40 days of operation and is still considered a development-stage company. The company also incurred a minimal amount of expenses.

LIQUIDITY

         VoIP Solutions obtained a non-interest bearing demand loan of $31,062 from eGlobalphone, an affiliate. The company will depend upon financing from its parent, VoIP, Inc. for future development.

PLAN OF OPERATIONS

         The Company's VoIP Solutions, Inc. subsidiary integrates software, hardware, and project management services for the growing industry of Internet Telephony Service Providers. Our experience in the IP networking and VoIP technology arenas allow us to offer rapid project assessment and subsequent deployment of a voice services infrastructure to a customer with an existing IP network such as an ISP (Internet Service Provider), CLEC (Competitive Local Exchange Company), PTT (Public Telephone and Telegraph or cable plant operator.) Our solutions involve delivery of portions of a SIP-based infrastructure (cost-effective media gateways, transcoding solutions, SIP proxies) or a full turn-key system with components that are custom designed to work with each other (billing system, invoice system, least-cost-routing, rate import/exports, etc.) Our combined technology, expertise, resources within the telephony community, and ability to provide right-priced solutions comprise a strong value combination for our customers as they bring their existing base of Internet users into a VoIP product line.

         Our strategy is to be a worldwide leader in providing IP telephony, customer premise equipment in addition to premium voice over the Internet subscriber based telephony services and innovated wireless fidelity ("WiFi") technology solutions for residential and enterprise customers.

         With the new benefits of wireless networks, VoIP Solutions can leverage the use of the eGlobalphone MTA product and knowledge. Services provided include:




         o        Billing systems/Platform
         o        Customer Premise Equipment (CPE)
         o        Service and application design
         o        Network design
         o        Switching platforms
         o        Back Office/OSS systems
         o        Web site design and back office integration
         o        Telephone number management applications
         o        Auto CPE provisioning systems
         o        Wholesale call termination
         o        Installation and training
         o        Support agreements
         o        Consultancy



         VoIP Solutions will maintain a stock of all iMax products for sale to end-users, carriers and resellers. This will include MTA's, DSL VoIP modems, ADSL VoIP modems and other products sources from third parties.

         The Company has developed intellectual property and software for the soft switch platform and associated applications developed for the eGlobalphone service. This includes the source code for the switching servers and related application servers. An agreement with Porta One provides access to software source code and database schemas that permit custom application, layer development and integration. Along with the billing and back office application, VoIP Solutions can supply all of the components, services and customization to fully equip a VoIP Telco.

         As software development projects are completed by VoIP Solutions for eGlobalphone, each module will be documented and effectively turned into a "product" that can be sold to other carrier customers and new market entrants.

         Ultimately, the VoIP Telco solution will consist of the following modules:

         o Soft switch with SIP (session initiation protocol) Proxy (authentication and call control)
         o Media gateways (to connect T1 and E1 lines and special services)

         o        Billing (pre paid, post paid, WiFi Hotspot and call shop)
         o        Web Site Integration (sign up, payments, account management)
         o        Telephone number inventory management
         o        CPE (customer premises equipment) stock control and logistics
         o        CPE auto provisioning (remote programming and updates)

         Together with wireless network and back office specialists from within the group, VoIP Solutions personnel can also offer a full range of consulting and integration services to the industry.

         The company has identified that all working capital requirements for the current annual period will be satisfied from the operation of the newly acquired business and the sales of additional common shares through private placements




Forward Looking Statements

         Certain statements contained in this Report and other written material and oral statements made from time to time by us do not relate strictly to historical or current facts. As such, they are considered "forward-looking statements" that provide current expectations or forecasts of future events. Such statements are typically characterized by terminology such as "believe," anticipate," "should," "intend," "plan," "will," "expect," "estimate," "project," "strategy" and similar expressions. Our forward-looking statements generally relate to the prospects for future sales of our products, the success of our marketing activities, and the success of our strategic corporate relationships. These statements are based upon assumptions and assessments made by our management in light of its experience and its perception of historical trends, current conditions, expected future developments and other factors our management believes to be appropriate. These forward-looking statements are subject to a number of risks and uncertainties, including the following: our ability to achieve profitable operations and to maintain sufficient cash to operate its business and meet its liquidity requirements; our ability to obtain financing, if required, on terms acceptable to it, if at all; the success of our research and development activities; competitive developments affecting our current products; our ability to successfully attract strategic partners and to market both new and existing products; exposure to lawsuits and regulatory proceedings; our ability to protect our intellectual property; governmental laws and regulations affecting operations; our ability to identify and complete diversification opportunities; and the impact of acquisitions, divestitures, restructurings, product withdrawals and other unusual items. Except as required by applicable law, we undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 7.  Financial Statements and Exhibits

INDEX TO FINANCIAL STATEMENTS

         eGLOBALPHONE, INC.

         VoIP SOLUTIONS, INC.

PRO FORMA FINANCIAL STATEMENTS

         Pro Forma balance sheet - March 31, 2004

         Pro Forma Statement of Operations - Three months ended March 31, 2004

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 6, 2004                    VOIP, INC.
                                           (Registrant)

                                            /s/  Steven Ivester
                                           -------------------------------------
                                           President and Chief Executive Officer

                          TSCHOPP, WHITCOMB & ORR, P.A.
                     2600 Maitland Center Parkway, Suite 330
                               Maitland, FL 32751

                          Independent Auditors' Report
                          ----------------------------

Board of Directors and Stockholder
eGlobalphone, Inc.

We have audited the accompanying balance sheet of eGlobalphone, Inc. (a development stage company) as of March 31, 2004 and the related statements of operations, changes in capital deficit, and cash flows for the period from January 26, 2004 (date of inception) through March 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above, present fairly, in all material respects, the financial position of eGlobalphone, Inc. (a development stage company) as of March 31, 2004, and the results of its operations and its cash flows for the period from January 26, 2004 (date of inception) through March 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

/s/  Tschopp, Whitcomb & Orr, P.A.

June 4, 2004
Maitland, Florida

                               EGLOBALPHONE, INC.
                          (A Development Stage Company)

                                  Balance Sheet

                                 March 31, 2004

                                     Assets
                                     ------

Current assets:
     Cash                                                             $  75,438
     Due from affiliate (note 3)                                         31,063
     Other current assets                                                12,980
                                                                      ---------

              Total current assets                                      119,418

Property and equipment, net (note 4)                                    223,081

Other assets                                                              2,480
                                                                      ---------

Total assets                                                          $ 345,042
                                                                      =========

                         Liabilities and Capital Deficit
                         -------------------------------

Current assets:
     Accounts payable                                                 $  72,315
     Due to affiliate (note 5)                                          337,000
                                                                      ---------

         Total current liabilities                                      409,315
                                                                      ---------

Commitments (note 6)

Capital deficit (note 7):
     Common stock - no par value
         100,000,000 shares authorized
         100,000 shares issued and outstanding                             --
     Deficit accumulated during the development stage                   (64,273)
                                                                      ---------

         Total capital deficit                                          (64,273)
                                                                      ---------

Total liabilities and capital deficit                                 $ 345,042
                                                                      =========

See accompanying notes to financial statements.

                               EGLOBALPHONE, INC.
                          (A Development Stage Company)

                             Statement of Operations

                Period from January 26, 2004 (date of inception)
                             through March 31, 2004

Revenues                                                              $    --

Cost of sales                                                              --
                                                                      ---------

         Gross profits                                                     --
                                                                      ---------

General and administrative expenses                                      64,273
                                                                      ---------

         Loss before income taxes                                       (64,273)

Provision for income taxes                                                 --
                                                                      ---------

         Net loss                                                     $ (64,273)
                                                                      =========

Loss per weighted-average share of common
  stock outstanding, basic and fully diluted                          $   (0.64)
                                                                      =========

Weighted-averted number of common shares
  outstanding                                                         $ 100,000
                                                                      =========

See accompanying notes to financial statements.


                               EGLOBALPHONE, INC.
                          (A Development Stage Company)

                     Statement of Changes in Capital Deficit

                Period from January 26, 2004 (date of inception)
                             through March 31, 2004

                                           Common Stock
                                     -------------------------     Deficit
                                                                 Accumulated
                                                                  During The
                                      Number of                  Development
                                        Shares        Amount        Stage          Total
                                     -----------   -----------   -----------    -----------
Shares issued to founder
   at inception                          100,000   $      --            --             -_

Net loss                                    --     $      --         (64,273)       (64,273)
                                     -----------   -----------   -----------    -----------

Balances at March 31, 2004               100,000   $      --         (64,273)       (64,273)
                                     ===========   ===========   ===========    ===========





See accompanying notes to financial statements.

                               EGLOBALPHONE, INC.
                          (A Development Stage Company)

                             Statement of Cash Flow

     Period from January 26, 2004 (date of inception) through March 31, 2004



Cash flows from operating activities                                  $ (64,273)
     Net loss
     Adjustments to reconcile net loss to net cash
        used in operating activities
           Depreciation                                                   1,015
           Changes in assets and liabilities:
              Due from affiliate                                        (31,063)
              Other current assets                                      (12,980)
              Other assets                                               (2,480)
              Accounts payable                                           72,315
                                                                      ---------
                  Net cash used in operating activities                 (37,466)
                                                                      ---------

Cash flows from investing activities:
     Purchase of property and equipment                                (224,096)
                                                                      ---------

                  Net cash used in investing activities                (224,096)
                                                                      ---------

Cash flows from financing activities:
     Due to affiliate                                                   337,000
                                                                      ---------

                  Net cash provided by financing activities             337,000
                                                                      ---------

Increase in cash                                                         75,438

Cash at beginning of period                                                --
                                                                      ---------
Cash at end of period                                                 $  75,438
                                                                      =========

See accompanying notes to financial statements.

                               EGLOBALPHONE, INC.
                          (A Development Stage Company)

                          Notes to Financial Statements
                                 March 31, 2004

(1)      Organization and Description of Business
         ----------------------------------------

         eGlobalphone, Inc. (the "Company") was incorporated on January 26, 2004 under the laws of the State of Florida. The Company was formed to market voice over internet protocol solutions to residential and business consumers.

         The Company has had minimal operations since inception. Due to the lack of sustaining operations, the Company generated no operating revenues and has incurred a net loss of approximately $60,000. Accordingly, the Company is still considered to be in the development stage.

(2)      Summary of Significant Accounting Policies
         ------------------------------------------

         (a)      Cash and Cash Equivalents
                  -------------------------

                  For purposes of reporting cash flows, the Company considers all cash on hand, in banks, including accounts in book overdraft positions, certificates of deposit and other highly liquid debt instruments with a maturity of three months or less at the date of purchase to be cash and cash equivalents.

                  Cash overdraft positions may occur from time to time due to the timing of making bank deposits and releasing checks, in accordance with the Company's cash management policies.

         (b)      Property and Equipment
                  ----------------------

                  Property and equipment are stated at cost. Depreciation is provided over the estimated useful lives of the assets, three to five years, using the straight-line method for financial reporting purposes and accelerated methods for income tax purposes.

         (c)      Revenue Recognition
                  -------------------

                  The Company sells it products to the general public through direct sales. Accordingly, the Company recognizes revenue at the point of shipment to its customers. Sales allowances are recorded concurrent with the related sale of product. Sales returns are recorded at the time and point that products are received from a dissatisfied consumer.

         (d)      Income Taxes
                  ------------

                  The Company uses the asset and liability method of accounting for income taxes. As of March 31, 2004, the deferred tax asset and deferred liability accounts, as recorded when material to the financial statements, are entirely the result of temporary differences. Temporary differences represent differences in the recognition of assets and liabilities for tax and financial reporting purposes.

                  As of March 31, 2004, deferred tax assets are related solely to the Company's net operating loss carryforward of approximately $60,000 which is fully reserved. If these carryforwards are not utilized, they will begin to expire in 2024.

         (e)      Earnings Per Share
                  ------------------

                  Basic earnings (loss) per share is computed by dividing the net income (loss) by the weighted-average number of shares of common stock and common stock equivalents (primarily outstanding options and warrants). Common stock equivalents represent the dilutive effect of the assumed exercise of the outstanding stock options and warrants, using the treasury stock method. The calculation of fully diluted earnings (loss) per share assumes the dilutive effect of the exercise of outstanding options and warrants at either the beginning of the respective period presented or the date of issuance, whichever is later. As of March 31, 2004, the Company had no warrants or options outstanding.

         (f)      Estimates
                  ---------

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         (g)      Financial  Instruments  Fair Value,  Concentration of Business
                  --------------------------------------------------------------
                  and Credit Risks
                  ----------------

                  The carrying amount reported in the balance sheet for cash, due from affiliate, accounts payable and due to affiliate approximates fair value because of the immediate or short-term maturity of these financial statements. Financial instruments, which potentially subject the Company to concentrations of credit risk, consist principally of amounts due from affiliate of $31,063 and amounts due to affiliate of $337,000 as of March 31, 2004.

(3)      Due from Affiliate
         ------------------

         As of March 31, 2004, the Company has made certain advances to an affiliated entity amounting to $31,063. These advances are unsecured, due upon demand and non-interest bearing.

(4)      Property and Equipment
         ----------------------

         As of March 31, 2004, property and equipment consist of the following:

                  Office Equipment                                      $215,836
                  Furniture and fixtures                                   6,798
                  Leasehold improvements                                   1,462
                                                                        --------

                                                                         224,096
                  Less accumulated depreciation                            1,015
                                                                        --------

                                                                        $223,081

(5)      Due to Affiliate
         ----------------

         As of March 31, 2004, the Company has an amount due to an affiliated entity totaling $337,000. This obligation is unsecured, due upon demand and non-interest bearing.

(6)      Commitments
         -----------

         The Company is obligated under non-cancelable operating leases for its office facilities and an apartment used by its employees. Future minimum lease payments under the Company's non-cancelable operating lease as of March 31, 2004 are as follows:

         March 31, 2004, property and equipment consist of the following:

                 Year ending March 31,

                         2005                            $47,446
                         2006                             36,759
                         2007                              9,279

Total rent expense for the period ended March 31, 2004 was $1,569.

(7)      Subsequent Event
         ----------------

         Effective April 15, 2004, the Company became a wholly-owned subsidiary of VoIP, Inc. ("VoIP") when the Company's stockholder contributed all of the outstanding shares of the Company's common stock to VoIP pursuant to the terms of a stock contribution agreement entered into on May 25, 2004.

                          TSCHOPP, WHITCOMB & ORR, P.A.
                     2600 Maitland Center Parkway, Suite 330
                               Maitland, FL 32751

                          Independent Auditors' Report
                          ----------------------------

Board of Directors and Stockholder
VoIP Solutions, Inc.

We have audited the accompanying balance sheet of VoIP Solutions, Inc. (a development stage company) as of March 31, 2004 and the related statements of operations, changes in stockholder's equity, and cash flows for the period from February 20, 2004 (date of inception) through March 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above, present fairly, in all material respects, the financial position of VoIP Solutions, Inc. (a development stage company) as of March 31, 2004, and the results of its operations and its cash flows for the period from February 20, 2004 (date of inception) through March 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

/s/  Tschopp, Whitcomb & Orr, P.A.



June 4, 2004
Maitland, Florida

                              VOIP SOLUTIONS, INC.
                         (A Development Stage Company)

                                 Balance Sheet

                                 March 31, 2004

                                     Assets
                                     ------

Current assets:
     Cash                                                               $   --
     Accounts receivable                                                  19,510
     Inventory                                                            14,469
     Other current assets                                                  3,000
                                                                        --------

              Total current assets                                      $ 36,979
                                                                        ========



                      Liabilities and Stockholder's Equity
                      ------------------------------------

Current liabilities:
     Due to affiliate (note 3)                                          $ 31,062
     Due to affiliate (note 5)                                               930
                                                                        --------

         Total current liabilities                                        31,992
                                                                        --------

Stockholder's equity (note 4):
         Common stock - no par value
                  100,000,000 shares authorized
                  100,000 shares issued and outstanding                     --
         Retained earnings accumulated during the
         development stage                                                 4,987
                                                                        --------
                           Total stockholder's equity                      4,987
                                                                        --------

Total liabilities and stockholder's equity                              $ 36,979
                                                                        ========


See accompanying notes to financial statements.

                              VOIP SOLUTIONS, INC.
                          (A Development Stage Company)

                             Statement of Operations

                Period from February 20, 2004 (date of inception)
                             through March 31, 2004

Revenues                                                                $ 19,510

Cost of sales                                                             12,031
                                                                        --------

         Gross profit                                                      7,479
                                                                        --------

General and administrative expenses                                        1,562
                                                                        --------

Income before income taxes                                                 5,917

Provision for income taxes                                                   930
                                                                        --------

         Net income                                                     $  4,987
                                                                        ========

Earnings per weighted-average share of common stock outstanding,
basic and fully diluted                                                 $   0.50
                                                                        ========

Weighted-average number of common shares outstanding                    $100,000
                                                                        ========



See accompanying notes to financial statements.


                              VOIP SOLUTIONS, INC.
                          (A Development Stage Company)

                  Statement of Changes in Stockholder's Equity

                Period from February 20, 2004 (date of inception)
                             through March 31, 2004

                                            Common Stock
                                      -------------------------     Deficit
                                                                  Accumulated
                                                                   During The
                                       Number of                  Development
                                         Shares        Amount        Stage          Total
                                      -----------   -----------   -----------    -----------
Shares issued to founder
   at inception                           100,000   $      --            --             --

Net income                                   --     $      --           4,987          4,987
                                      -----------   -----------   -----------    -----------

Balances at March 31, 2004                100,000   $      --         (64,273)         4,987
                                      ===========   ===========   ===========    ===========





See accompanying notes to financial statements.

                              VOIP SOLUTIONS, INC.
                          (A Development Stage Company)

                             Statement of Cash Flows

    Period from February 20, 2004 (date of inception) through March 31, 2004

Cash flows from operating activities:                                  $  4,987
     Net income
     Adjustments to reconcile net income to net cash
        provided by operating activities
           Changes in assets and liabilities:
                Accounts receivable                                     (19,510)
                Inventory                                               (14,469)
                Other current assets                                     (3,000)
                Due to affiliate                                         31,062
                Income taxes payable                                        930
                                                                       --------

                  Net cash provided by operating activities                --

Cash at beginning of period                                                --
                                                                       --------
Cash at end of period                                                  $   --
                                                                       --------



See accompanying notes to financial statements.

                              VOIP SOLUTIONS, INC.
                          (A Development Stage company)

                          Notes to Financial Statements

                                 March 31, 2004

(1)      Organization and Description of Business
         ----------------------------------------

         VoIP Solutions, Inc. (the "Company") was incorporated on February 20, 2004 under the laws of the State of Florida. The Company was formed to engage principally in integrating software, hardware and project management services for the internet telephony services industry.

         The Company has had minimal operations since inception. Due to the nature of operations, the Company has not generated significant operating revenues and income. Accordingly, the Company is still considered to be in the development stage.

(2)      Summary of Significant Accounting Policies
         ------------------------------------------

         (a)      Cash and Cash Equivalents
                  -------------------------

                  For purposes of reporting cash flows, the Company considers all cash on hand, in banks, including accounts in book overdraft positions, certificates of deposit and other highly liquid debt instruments with a maturity of three months or less at the date of purchase to be cash and cash equivalents.

                  Cash overdraft positions may occur from time to time due to the timing of making bank deposits and releasing checks, in accordance with the Company's cash management policies.

         (b)      Accounts Receivable
                  -------------------

                  Accounts receivable are stated at the amount management expects to collect from outstanding balances. Management provides for probable uncollectible amounts using the reserve method based on its assessment of the current status of the individual receivables and after using reasonable collection efforts. As of March 31, 2004, no reserve was recorded for uncollectible amounts.

         (c)      Inventory
                  ---------

                  Inventory consists of finished goods and is valued at the lower of cost or market using the first-in, first-out method.

         (d)      Revenue Recognition
                  -------------------

                  The Company sells it products to the general public through direct sales. Accordingly, the Company recognizes revenue at the point of shipment to its customers. Sales allowances are recorded concurrent with the related sale of product. Sales returns are recorded at the time and point that products are received back from a dissatisfied consumer.

         (e)      Income Taxes
                  ------------

                  The Company uses the asset and liability method of accounting for income taxes. Deferred tax asset and liability accounts are the result of temporary differences. Temporary differences represent differences in the recognition of assets and liabilities for tax and financial reporting purposes. As of March 31, 2004, there were no deferred tax assets or liabilities.

         (f)      Earnings Per Share
                  ------------------

                  Basic earnings per share is computed by dividing the net income by the weighted-average number of shares of common stock and common stock equivalents (primarily outstanding options and warrants). Common stock equivalents represent the dilutive effect of the assumed exercise of the outstanding stock options and warrants, using the treasury stock method. The calculation of fully diluted earnings per share assumes the dilutive effect of the exercise of outstanding options and warrants at either the beginning of the respective period presented or the date of issuance, whichever is later. As of March 31, 2004, the Company had no warrants or options outstanding.

         (g)      Estimates
                  ---------

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         (h)      Financial  Instruments  Fair Value,  Concentration of Business
                  --------------------------------------------------------------
                  and Credit Risk
                  ---------------

                  The carrying amount reported in the balance sheet for cash, accounts receivable, and due to affiliate approximates fair value because of the immediate or short-term maturity of these financial statements. Financial statements, which potentially subject the Company to concentrations of credit risk, consist principally of accounts receivable which amount to approximately $20,000 as of March 31, 2004. The Company performs periodic credit evaluations of its trade customers and generally does not require collateral.

(3)      Due to Affiliate
         ----------------

         As of March 31, 2004, the Company has a net payable to an affiliated entity amounting to $31,062. This obligation is unsecured, due upon demand and non-interest bearing.

(4)      Subsequent Event
         ----------------

         Effective April 15, 2004, the Company became a wholly-owned subsidiary of VoIP, Inc. ("VoIP") when the Company's stockholder contributed all of the outstanding shares of the Company's common stock to VoIP pursuant to the terms of a stock contribution agreement entered into on May 25, 2004.

                         PRO FORMA FINANCIAL INFORMATION


Unaudited Pro Forma Financial Statements

The following unaudited pro forma financial statements give effect to the acquisition by VoIP , Inc. of eGlobalPhone, Inc. and VoIP Solutions, Inc., two Florida-based subsidiaries , in a transaction to be accounted for using the purchase method of accounting. The unaudited pro forma balance sheet is based on the historical balance sheets of VoIP, Inc., eGlobalPhone, Inc and VoIP Solutions, Inc. The unaudited pro forma statements of operations are based on the historical statement of operations of VoIP, Inc., eGlobalPhone,Inc. and VoIP Solutions, Inc. and combine the results of operations of VoIP, Inc, eGlobalPhone, Inc. and VoIP Solutions, Inc. for the three months period ended March 31, 2004 as if the acquisition occurred on April 15, 2004.

The unaudited pro forma information is presented for illustrative purposes only.

VoIP,Inc. will account for the acquisition of eGlobalPhone, Inc and VoIP Solutions, Inc. using the purchase method of accounting.


                                   VoIP, Inc.


                 Unaudited Pro Forma Consolidated Balance Sheet

                                 March 31, 2004

                                     Assets
                                     ------
                                                                                              VoIP        Proforma
                                                              VoIP, Inc     eGlobalphone   Solutions     Adjustment     Proforma
                                                             ---------------------------------------------------------------------
Current assets:
    Cash                                                     $      --           75,438          --            --           75,438
    Accounts receivable                                             --             --          19,510          --           19,510
    Due from affiliate (2)                                          --           31,063          --         (31,063)          --
    Inventory                                                    251,767           --          14,469          --          266,236
    Other current assets                                           8,175         12,980         3,000          --           24,155
                                                             ---------------------------------------------------------------------

        Total current assets                                     259,942        119,481        36,979       (31,063)       385,339

Property and equipment, net                                         --          223,081          --            --          223,081
Due from eGlobalPhone, Inc (3)                                   272,727           --            --        (272,727)          --
Investment in Voip Solutions, Inc.(4)                              4,987           --            --          (4,987)          --
Other assets                                                        --            2,480          --            --            2,480
                                                             ---------------------------------------------------------------------

Total assets                                                 $   537,656        345,042        36,979      (308,777)       610,900
                                                             =====================================================================

                      Liabilities and Stockholder's Equity
                      ------------------------------------

Current liabilities:
    Accounts payable                                         $    10,308         72,315          --            --           82,623
    Income taxes payable                                            --             --             929          --              929
    Due to affiliates                                            151,166           --          31,063       (31,063)       151,166
                                                             ---------------------------------------------------------------------

        Total current liabilities                                161,474         72,315        31,992       (31,063)       234,718
                                                             ---------------------------------------------------------------------



Stockholders' equity
    Common stock - $.001 no par value
        100,000,000 shares authorized
        1,730,939 shares issued and outstanding                     --             --            --            --             --
    Common stock - $.001 par value
        14,230,939 shares issued and outstand1g                   14,231           --            --            --           14,231
    Additional paid-in capital                                 1,008,922        272,727         4,987      (277,714)     1,008,922
    Deficit accumulated during the development stage            (646,971)          --            --            --         (646,971)
                                                             ---------------------------------------------------------------------

        Total Stockholder's Equity                               376,182        272,727         4,987      (277,714)       376,182
                                                             ---------------------------------------------------------------------

Total Liabilities and Stockholder's Equity                   $   537,656        345,042        36,979      (308,777)       610,900
                                                             =====================================================================


                                   VoIP, Inc.


            Unaudited Pro Forma Consolidated Statement of Operations

                       Three months eneded March 31, 2004

Revenues                                         $      --             --           19,510          --          19,510

Cost of sales                                           --             --           12,031          --          12,031
                                                 -----------    -----------    -----------   -----------   -----------

          Gross profit                                  --             --            7,479          --           7,479

General and administrative expenses                   22,324         64,273          1,562          --          88,159
                                                 -----------    -----------    -----------   -----------   -----------

          (Loss)/Profit before income taxex          (22,324)       (64,273)         5,917          --         (80,680)

Provision for income taxes (5)                          --             --              930          --             930
                                                 -----------    -----------    -----------   -----------   -----------

          Net loss                               $   (22,324)       (64,273)         4,987          --         (81,610)
                                                 -----------    -----------    -----------   -----------   -----------

Loss per weighted-average share of common
    stock outstanding, basic and fully diluted   $     (0.01)          --             --            --     $     (0.02)

Weighted-average number of common shares
    outstanding                                    3,814,272           --             --            --       3,814,272


Footnotes


1)       Historical Financial Results for VoIp, Inc.
2)       Adjustment to eliminate advances to affiliated entity.
3)       Adjustment to eliminate intercompanies account.
4)       Represents the elimination of the investment on VoIP Solution Inc.
5)       Represents estimate of taxes for VoIp Solutions, Inc.